UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	RGS	The Nasdaq Global Market
Rights to Purchase Series A Junior Participating Preferred Stock, $0.05 par value	RGS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Regis Corporation

Current Report on Form 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Annual Meeting of Shareholders on November 6, 2024 (the “Annual Meeting”), the shareholders of Regis Corporation (the “Company”) approved the Amended and Restated Regis Corporation 2018 Long Term Incentive Plan (the “Amended Plan”), which incorporated certain amendments to the plan, including (i) an increase in the number of shares of the Company’s common stock reserved for issuance thereunder by an additional 225,000 shares, (ii) an extension of the term of the plan, and (iii) making certain other changes to the plan.

The summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Appendix A to the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 26, 2024 (the “Proxy Statement”).

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The proposals voted on are described in detail in the Proxy Statement for the Annual Meeting.

1.	Election of Directors. The shareholders elected the seven director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Lockie Andrews	789,543	4,311	7,987	786,275
Nancy Benacci	795,987	4,039	1,815	786,275
Matthew Doctor	796,193	4,054	1,594	786,275
Mark S. Light	788,091	12,165	1,585	786,275
Michael Mansbach	795,654	4,408	1,779	786,275
Michael J. Merriman	796,099	4,162	1,580	786,275
M. Ann Rhoades	711,397	81,377	9,067	786,275

2.

Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company’s named executive officers. The results of the advisory vote on the say-on-pay proposal were as follows:

For	787,448
Against	7,319
Abstain	7,074
Broker Non-Votes	786,275

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. The results of the vote on the ratification of Grant Thornton were as follows:

For	1,576,020
Against	7,437
Abstain	4,659

4.	Approval of the Amended and Restated 2018 Long Term Incentive Plan. The shareholders approved the Amended Plan. The results of the vote on the approval of the Amended Plan were as follows:

For	739,435
Against	58,573
Abstain	3,833
Broker Non-Votes	786,275

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: November 7, 2024	By:	/s/ Kersten D. Zupfer
Kersten D. Zupfer
Executive Vice President and Chief Financial Officer